UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________________________________________
 FORM 8-K
_______________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 28, 2022
__________________________________________________________________________
FMC CORPORATION
(Exact name of registrant as specified in its charter)
__________________________________________________________________________

Delaware	1-2376		94-0479804
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

2929 Walnut Street	Philadelphia	Pennsylvania	19104
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code: 215-299-6000
__________________________________________________________________________

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.10 per share	FMC	New York Stock Exchange

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act.

☐

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
(a)    We held our annual meeting of stockholders on April 28, 2022 (the “Annual Meeting”); 125,893,098 shares of common stock were entitled to be voted; 110,790,501 shares were voted in person or by proxy.
(b)    At the Annual Meeting, Pierre Brondeau, Eduardo E. Cordeiro, Carol Anthony (“John”) Davidson, Mark Douglas, Kathy L. Fortmann, C. Scott Greer, K’Lynne Johnson, Dirk A. Kempthorne, Paul J. Norris, Margareth Øvrum, Robert C. Pallash, and Vincent R. Volpe, Jr. were each duly nominated for, and elected by the stockholders to our Board of Directors (the “Board”). These individuals will serve on our Board for a one-year term expiring in 2023. The number of votes cast for, against, abstained, and the number of broker non-votes with respect to each nominee is set forth below:

	For	Against	Abstain	Broker Non-Votes
Pierre Brondeau	99,085,372	5,519,514	143,505	6,042,110
Eduardo E. Cordeiro	99,964,967	4,640,732	142,692	6,042,110
Carol Anthony ("John") Davidson	103,910,612	751,491	86,288	6,042,110
Mark Douglas	102,337,053	2,325,318	86,020	6,042,110
Kathy L. Fortmann	104,309,362	351,230	87,799	6,042,110
C. Scott Greer	92,357,758	12,295,923	94,710	6,042,110
K’Lynne Johnson	103,954,221	699,602	94,568	6,042,110
Dirk A. Kempthorne	99,376,325	5,277,828	94,238	6,042,110
Paul J. Norris	94,257,658	10,396,990	93,743	6,042,110
Margareth Øvrum	101,684,498	2,978,024	85,869	6,042,110
Robert C. Pallash	98,663,661	5,992,346	92,384	6,042,110
Vincent R. Volpe Jr.	97,773,538	6,886,523	88,330	6,042,110

    Accordingly, each of the nominees was duly elected.

(c)    At the Annual Meeting, the stockholders also voted on the ratification of the Audit Committee’s approval for the continuing service of KPMG LLP as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The number of votes cast for, against and abstained with respect to this proposal is set forth below:

Votes
For:	104,692,625
Against:	5,983,514
Abstain:	114,362

Accordingly, the selection of KPMG LLP as the company’s independent registered public accounting firm for 2022 was ratified.

(d)    At the Annual Meeting, the stockholders also voted, in a non-binding advisory vote, to approve the compensation of the Company’s named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission. The number of votes cast for, against and abstained, and the number of broker non-votes, with respect to this proposal is set forth below:

Votes
For:	95,834,832
Against:	8,678,364
Abstain:	235,195
Broker Non-Votes:	6,042,110

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FMC CORPORATION (Registrant)

By:	/s/ MICHAEL F. REILLY
Michael F. Reilly Executive Vice President, General Counsel, Chief Compliance Officer and Secretary
Date: April 29, 2022